Vanguard® Commodity Strategy Fund
Consolidated Schedule of Investments (unaudited)
As of July 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (77.1%)
U.S. Government Securities (77.1%)
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/2025	67,527	67,358
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/2026	63,397	63,083
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/2026	30,331	30,365
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/2026	52,142	51,633
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/2026	63,910	63,400
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/2026	72,071	71,272
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/2027	59,058	58,256
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/2027	29,300	29,737
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/2027	73,725	72,170
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/2027	65,543	64,658
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/2027	73,933	74,730
	United States Treasury Inflation Indexed Bonds	0.500%	1/15/2028	66,736	65,453
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/2028	27,613	27,912
	United States Treasury Inflation Indexed Bonds	1.250%	4/15/2028	72,963	72,775
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/2028	28,207	29,917
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/2028	57,968	57,253
	United States Treasury Inflation Indexed Bonds	2.375%	10/15/2028	75,133	77,845
	United States Treasury Inflation Indexed Bonds	0.875%	1/15/2029	50,037	49,275
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/2029	25,605	26,609
	United States Treasury Inflation Indexed Bonds	2.125%	4/15/2029	77,398	79,442
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/2029	32,463	35,374
	United States Treasury Inflation Indexed Bonds	0.250%	7/15/2029	59,011	56,720
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/2029	79,772	80,781
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/2030	66,654	62,967
	United States Treasury Inflation Indexed Bonds	1.625%	4/15/2030	82,621	83,208
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/2030	73,389	69,006
Total U.S. Government and Agency Obligations (Cost $1,514,484)					1,521,199
				Shares
Temporary Cash Investments (29.2%)
Money Market Fund (9.3%)
[1]	Vanguard Market Liquidity Fund	4.367%		1,828,220	182,804
			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (19.9%)
[2]	United States Treasury Bill	4.264%	8/5/2025	22,900	22,889
[2]	United States Treasury Bill	4.320%–4.347%	8/14/2025	21,700	21,666
[2]	United States Treasury Bill	4.316%	8/19/2025	3,800	3,792
[2]	United States Treasury Bill	4.299%	8/21/2025	11,200	11,173
[2]	United States Treasury Bill	4.199%–4.300%	9/4/2025	12,200	12,151
[2]	United States Treasury Bill	4.315%	9/11/2025	11,900	11,842
[2]	United States Treasury Bill	4.201%	9/16/2025	5,400	5,370
[2]	United States Treasury Bill	4.238%	9/18/2025	11,500	11,434
[2]	United States Treasury Bill	4.244%	9/23/2025	46,800	46,504
[2,3]	United States Treasury Bill	4.094%–4.289%	10/2/2025	126,800	125,872
[2,3]	United States Treasury Bill	4.311%	10/9/2025	30,800	30,549
[2,3]	United States Treasury Bill	4.285%	10/14/2025	23,300	23,097
[2]	United States Treasury Bill	4.294%	10/16/2025	4,500	4,460
[2,3]	United States Treasury Bill	4.301%	10/23/2025	57,200	56,641

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[2,3]	United States Treasury Bill	4.296%	10/30/2025	5,000	4,947
					392,387
Total Temporary Cash Investments (Cost $575,189)					575,191
Total Investments (106.3%) (Cost $2,089,673)					2,096,390
Other Assets and Liabilities—Net (-6.3%)					(124,261)
Net Assets (100%)					1,972,129
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Security is owned by the Vanguard CSF Portfolio, which is a wholly owned subsidiary of the Commodity Strategy Fund.
3	Securities with a value of $5,844 have been segregated as collateral for open over-the-counter swap contracts.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Fixed Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Bloomberg Commodity Index[2]	8/5/2025	MLI	94,000	(0.060)	—	(2,297)
Bloomberg Commodity Index[2]	8/20/2025	BARC	10,000	(0.100)	—	(275)
Bloomberg Commodity Index 2 Month Forward[2]	8/20/2025	BARC	200,000	(0.110)	—	(5,642)
Bloomberg Commodity Index 3 Month Forward[2]	8/27/2025	GSI	80,000	(0.120)	—	(2,004)
BofA Merrill Lynch Commodity MLBXAKSV Excess Return Strategy[2,3]	8/5/2025	MLI	60,000	(0.170)	—	(1,222)
BofA Merrill Lynch Commodity MLBXSTGV Excess Return Strategy[2,3]	8/5/2025	MLI	248,000	(0.110)	—	(5,360)
BofA Merrill Lynch Commodity MLCILP3E Excess Return Strategy[2,3]	8/5/2025	MLI	134,000	(0.140)	—	(2,960)
CIBC Commodity CIBZC51EC Excess Return Strategy[2,3]	8/5/2025	CIBC	214,000	(0.160)	—	(4,626)
CIBC Commodity CIBZC51EC Excess Return Strategy[2,3]	8/5/2025	CIBC	20,000	(0.160)	—	(400)
Goldman Sachs Commodity i-Select Strategy 1129[2,3]	8/27/2025	GSI	200,000	(0.120)	—	(5,047)
Macquarie Commodity MQCP170E Excess Return Strategy[2,3]	8/20/2025	MACQ	200,000	(0.150)	—	(5,322)
Macquarie Commodity MQCP170E Excess Return Strategy[2,3]	8/20/2025	MACQ	25,000	(0.150)	—	(498)
Modified Strategy DBS18 on the Bloomberg Commodity Index[2,3]	8/27/2025	GSI	75,000	(0.120)	—	(1,767)
RBC Commodity RBCACB23 Excess Return Strategy[2,3]	8/20/2025	RBC	185,000	(0.130)	—	(5,003)
RBC Commodity RBCACB23 Excess Return Strategy[2,3]	8/20/2025	RBC	45,000	(0.130)	—	(916)
RBC Commodity RBCSVBW1 Excess Return Strategy[2,3]	8/20/2025	RBC	30,000	(0.160)	—	(385)
Societe Generale Commodity SGIXCSB1 Excess Return Strategy[2,3]	8/5/2025	SOCG	218,000	(0.170)	—	(4,767)
					—	(48,491)
1	Fixed interest payment received/paid monthly.
2	Security is owned by the subsidiary.
3	Information on the components of the reference entity is available on www.vanguard.com.
BARC—Barclays Bank plc.
CIBC—Canadian Imperial Bank of Commerce.
GSI—Goldman Sachs International.
MACQ—Macquarie Bank Ltd.
MLI—Merrill Lynch International.
RBC—Royal Bank of Canada.
SOCG—Société Generale.
At July 31, 2025, the counterparties had deposited in segregated accounts securities with a value of $3,492 in connection with open over-the-counter swap contracts.
A.	Basis for Consolidation: Vanguard CSF Portfolio commenced operations on June 25, 2019. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund's investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of July 31, 2025, subsidiary comprises $343,969,000 or 17%, of the fund's net assets. All inter-fund transactions and balances (including the fund's investment in the subsidiary) have been eliminated, and the Consolidated Schedule of Investments includes all investments and other accounts of the subsidiary as if held directly by the fund.

B.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
C.	Swap Contracts: The fund gains exposure to commodities through the subsidiary's investment in swaps that earn the total return on a specified commodity index. Under the terms of the swaps, the subsidiary receives the total return on the specified index (receiving the increase or paying the decrease in the value of the specified index), applied to a notional amount. The subsidiary also pays a fixed rate applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swaps in inflation-linked investments and high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the subsidiary. The subsidiary’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The subsidiary mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the subsidiary cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the subsidiary may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the subsidiary under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the subsidiary's net assets decline below a certain level, triggering a payment by the subsidiary if the subsidiary is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the subsidiary has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Consolidated Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of July 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,521,199	—	1,521,199
Temporary Cash Investments	182,804	392,387	—	575,191
Total	182,804	1,913,586	—	2,096,390
Derivative Financial Instruments
Liabilities
Swap Contracts	—	(48,491)	—	(48,491)